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                                                                   EXHIBIT 10.13

                        OFFICE BUILDING LEASE AGREEMENT

         THIS LEASE is made between PENNSYLVANIA DENTAL SERVICE CORPORATION, a Pennsylvania corporation d/b/a Delta Dental of Pennsylvania, having its principal place of business at One Delta Drive, Mechanicsburg, Pennsylvania (hereinafter "LANDLORD") and MINDSPRING ENTERPRISES, INC., a corporation, having its principal place of business at 1430 West Peachtree Street, Suite 400, Atlanta, Georgia, 30309 (hereinafter "TENANT").

         Landlord hereby Leases unto Tenant the premises situated at 23 Old Depot Road, Fairview Township, York County, Pennsylvania, more fully described herein, upon the following terms and conditions:

         1. Premises: The Landlord does hereby lease unto the Tenant and the Tenant does hereby Lease from the Landlord the Premises with improvements erected thereon, which is outlined in red on Exhibit "A", attached hereto and made a part hereof.

         2. Improvements: Tenant accepts the Premises "as-is." Upon execution of this Agreement, Landlord agrees that it will undertake and complete, at its sole cost and expense, all those certain Leasehold improvements set forth in Exhibit "E" attached hereto and made a part hereof by reference. Notwithstanding the foregoing, Landlord represents and warrants that the Premises are not in violation of any applicable law.

         3.      Term and Rent:   Landlord demises the above premises for a
term of two (2) years ("initial term"), commencing December 15, 1997, terminating on

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December 15,1999, unless earlier terminated as provided herein, at the initial annual rental of $287,280.00, for the first year, payable in equal monthly installments in advance during the term of this Lease, in sums of $23,940.00 on the fifteenth (15th) day of each month, rent to begin from the 15th day of December, 1997, the first installment to be paid at the time of signing this Lease. During the second year of the initial term of this Lease, the annual rental shall be increased to $301,680.00, payable in equal monthly installments of $25,140.00, as aforesaid. Tenant shall have the right, at its option, to extend the initial term of this Lease for a third year, provided Tenant shall give Landlord written notice of its intention to exercise the option to extend at least ninety (90) days prior to the expiration of the initial term. During the third year of the initial term of this Lease, if any, the annual rental shall be increased to $313,800.00, payable in equal monthly installments of $26,150.00.

         If Landlord has not received the full amount of any monthly payment by the end of ten (10) calendar days after the date it is due, Tenant shall pay a late charge to Landlord in the amount of five percent (5%) of the overdue payment.

         4. Security Deposit: At the execution of this Lease, Tenant shall have deposited with Landlord such security deposit which shall be considered as security for the payment and performance by Tenant of all Tenant's obligations, covenants, conditions and agreements under the Lease. Upon the expiration of the term hereof, Landlord shall (provided that Tenant is not in default under the terms hereof) return and pay back such security deposit to Tenant within thirty (30) days,


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less such portion thereof as Landlord shall have used to make good any default by Tenant with respect to any of Tenant's aforesaid obligations, covenants, conditions and agreements. In the event of any default by Tenant hereunder during the term of this Lease, Landlord shall have the right, but shall not be obligated, to consider the security deposit as pre-paid additional rent and apply all or any portion of the monies available to cure such default, in which event Tenant shall be obligated promptly to deposit with the Landlord the amount necessary to restore the security deposit to its original amount. In the event of the sale or transfer of Landlord's interest in the Property, Landlord shall have the right to transfer the security deposit to such purchaser or transferee, in which event Tenant shall look only to the new Landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit. Landlord hereby acknowledges that it is in receipt of the security deposit required of Tenant as referenced in Paragraph 33 hereof.

         5. Use: Tenant agrees that it will use and occupy the Demised Premises offices as an internet access company and uses customarily incident thereto and for no other purpose without the written consent of Landlord first had and obtained; nor shall Tenant manufacture any commodity, nor prepare or dispense foods or beverages therein, nor do or permit anything to be done in the Demised Premises or in any part of the building, nor bring or keep anything which will in any way increase the rate of fire insurance over that for such a building used exclusively for business office purposes, or avoid or suspend policies of fire insurance on the


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building, or on property kept in it, or which will obstruct or interfere with the rights of other Tenants, or in any other way injure or annoy them, or which will conflict with the laws or police or fire department or Board of Fire Underwriters' regulations relating to fires, or with any of the rules and regulations of the Board of Health, nor will the Tenant allow the Demised Premises or any part of it to be occupied by any other person than Tenant or Tenant's employees without the written consent of Landlord endorsed on this Agreement.

         6. Inability to Give Possession: If Landlord is unable to give Tenant possession of the Demised Premises by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Landlord, the Landlord shall not be liable in damages to the Tenant, and during the period that the Landlord is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

         7. Payment of Rent: All rents and other sums due to Landlord shall be paid by Tenant to Landlord without demand, deduction, setoff or counterclaim at the office of Landlord, or to such other party or at such other address as Landlord may designate, from time to time, by written notice to Tenant.

         8. Rent Acceptance: If Landlord, at any time or times, shall accept Rent or any other sum due to it after the same shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of Landlord's rights.


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         9.      Affirmative Covenants of Tenant:  Tenant covenants and agrees that it will perform the following without demand:

                 (a) Payment of Rent: Pay the rent and all other charges on the days and times and at the place that they are made payable, without fail. Tenant agrees that any charge or payment agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs to be paid by the Tenant may be proceeded for and recovered by the Landlord by distraint or other process in the same manner as rent due and in arrears.

                 (b) Care and Maintenance of Premises: Tenant acknowledges that the premises are in good order and repair. Tenant shall, at its own expense and at all times, maintain the premises in a clean, sanitary and safe condition. Tenant shall be responsible for the janitorial services, changing of light bulbs, provide all paper products, cleaning materials and the removal of trash from the demised premises. Tenant will be responsible for loss or damage to the premises suffered by Landlord because of the negligence of Tenant, subject, however, to the exception of ordinary wear and tear, and unavoidable damage by fire, elements, casualty, or other cause or happening not due to the negligence of Tenant, its agents, employees or guests. Tenant shall surrender the demised premises, at the termination hereof, in as good condition as received, ordinary wear and tear excepted. Tenant shall professionally clean the carpets. In the event that Tenant fails to comply with any of the terms of this paragraph within ten (10) days after receipt of written request by Landlord, then Landlord shall undertake such repairs and cleaning with Tenant


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being liable for all costs thereof.  Tenant shall comply with all requirements of law, ordinances and regulations, including those rules and regulations attached hereto as Exhibit "B" and including those relating to occupational safety and health which are Tenant's obligations under this Lease.

         Landlord shall, at its own expense and at all times, maintain the roof, foundation, exterior walls, plate glass, electrical wiring, plumbing, heating and air conditioning installations, and any other systems or equipment that are typically referred to as fixtures on the premises, excluding the Tenant installed phone and computer systems. Landlord at its own expense shall also be responsible for the maintenance, snow removal and landscaping of the exterior of the demised premises in accordance with the minimum requirements set forth in Exhibit "C."

                 (c) Requirements of Public Authorities: Comply with any requirements of any of the constituted public authorities, and with the terms of any state or federal statute or local ordinance or regulation applicable to Tenant or its use of the Demised Premises, and indemnify Landlord from penalties, fines, costs or damages resulting from failure so to do.

                 (d)      Fire:  Use every reasonable precaution against fire.

                 (e) Rules and Regulations: Comply with rules and regulations of Landlord promulgated as provided in this Agreement.

                 (f) Surrender of Possession: Peaceably deliver up and surrender possession of the Demised Premises to the Landlord at the expiration or sooner termination of this Lease, promptly delivering to Landlord at its office all keys for


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the Demised Premises, subject, however, to the provisions for renewal of the
Lease terms set forth in Paragraph 45 herein.

                 (g) Notice of Fire, etc.: Give to Landlord prompt written notice of any accident, fire, or damage occurring on or to the Demised Premises.

                 (h) Agency on Removal: The Tenant agrees that if, with the permission in writing of Landlord, Tenant shall vacate or decide at any time during the term of this Lease, or any renewal, to vacate the Demised Premises, prior to the expiration of this Lease, or any renewal, Tenant will not cause or allow any other agent to represent Tenant in any subletting or reletting of the Demised Premises other than an agent approved by the Landlord and that should Tenant do so or attempt to do so, the Landlord may remove any signs that may be placed on or about the Demised Premises by such other agent without any liability to Tenant or to the agent, the Tenant assuming all responsibility for such action.

         10. Utilities and Services: Landlord shall furnish the Premises with electricity, heating and air conditioning and water service, for the normal use and occupancy of the Premises as general offices. Landlord reserves the right, without any liability to Tenant, and without being in breach of any covenant of this Lease, to interrupt or suspend service of any of the heating, ventilating, air-conditioning, electric, sanitary, or other building systems serving the Premises, or the rendition of any of the other services required by Landlord under this Lease, whenever and for so long as may be necessary by reason of accident, emergencies, strikes or the making of repairs or changes which Landlord is required by this Lease or by law to


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make or in good faith deems advisable, or by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord's reasonable control, including without limitation mechanical failure and governmental restrictions on the use of materials or the use of any of the building systems.

         In each instance, however, Landlord shall exercise reasonable diligence to eliminate the cause of interruption and to effect restoration of service, and shall give Tenant reasonable notice, when practicable, of the commencement and anticipated duration of such interruption. Tenant shall not be entitled to any diminution or abatement of rent or other compensation or damages nor shall this Lease or any of the obligations of the Tenant be affected or reduced by reason of the interruption, stoppage or suspension of any of the building systems or services arising out of the causes set forth in this paragraph. Notwithstanding the foregoing, if this interruption continues for a period of time in excess of ten (10) business days, Tenant may terminate this Lease upon forty-eight (48) hours written notice.

                 (a) The cost of separately metered electrical service and water service shall be paid by Tenant promptly upon being billed therefor by the utility company.

         11. Negative Covenants of Tenant: Tenant covenants and agrees that it will do none of the following things without the consent in writing of
Landlord:


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                 (a)      Use of Premises:  occupy the Demised Premises in any
manner or for any purpose other than as permitted in Paragraph 5 herein.

                 (b) Assignment and Subletting: Assign, mortgage or pledge this Lease or underlet or sublease the Demised Premises, or any part of it, or permit any other person, firm or corporation to occupy the Demised Premises, or any part of it except as provided in paragraph 21 herein; nor shall any assignee or sublessee assign, mortgage or pledge this Lease or such sublease, without an additional written consent by the Landlord, and without consent no assignment, mortgage or pledge shall be valid. If the Tenant becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Tenant or a bill in equity or other proceeding for the appointment of a receiver for the Tenant is filed, or if the real or personal property of the Tenant shall be sold or levied upon by any sheriff, marshall or constable, the same shall be a violation of this covenant.

                 (c) Signs and Exterior Attachments: Landlord agrees to permit one outside sign per building which shall include the name of Tenant as well as to letter the entrance to the premises with the name of the Tenant. All signage must conform to zoning and not be mounted on the building. Tenant shall not place or suffer to be placed on the exterior of the Premises or upon the roof or any exterior door or wall or on the exterior or interior of any window or common area wall, thereof any sign, awning, canopy, marquee, advertising matter, decoration, lettering, or any other thing of any kind (exclusive of the signs, if any, which may be


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provided for in the original construction or improvement plans and specifications approved by the Landlord and Tenant hereunder) without the written consent of Landlord first had and obtained. Landlord hereby reserves the exclusive right to the use of the roof and exterior walls of the building of which the Premises are a part, for any purpose whatsoever. Except as otherwise herein provided, Tenant shall have the right, at its sole cost and expense, to erect and maintain within the interior of the Premises all signs and advertising matter customary or appropriate in the conduct of Tenant's business. Tenant shall at all times maintain its windows and signs in a neat, clean and orderly condition. If, as to any exterior sign, Tenant shall fail to do so after five (5) days' written notice from Landlord, Landlord may remove, repair, clean or maintain such exterior sign and the cost thereof shall be payable by Tenant to Landlord upon demand as additional rent. Tenant shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc., to their former conditions, at or prior to the expiration of this Lease. In case of the breach of this covenant (in addition to all other remedies given to Landlord in case of the breach of any conditions or covenants of this Lease) Landlord shall have the privilege of removing the stand, booth, sign, showcase, projection or device, and restoring the walls, etc., to their former condition, and Tenant, at Landlord's option, shall be liable to Landlord for any and all expenses so incurred by Landlord.

                 (d) Alterations, Improvements: Make any alterations, improvements, or additions to the Demised Premises without the prior obtained


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written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant agrees to submit detailed plans and specifications for any proposed alterations, improvements, or additions to Landlord for prior review and approval, which approval shall not be withheld unreasonably. No such work shall be commenced until after Landlord has notified Tenant in writing that such plans and specifications have been approved. All such work shall be promptly commenced and thereafter completed with due diligence. Any such plans and specifications shall be in compliance with applicable building codes and the standards of the Department of Labor and Industry or other governmental or regulatory authority in accordance with Paragraph 9(c) of this Agreement. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this Lease, shall remain upon the premises at the expiration or sooner determination of this Lease and become the property of Landlord, unless Landlord shall, prior to the termination of this Lease, have given written notice to Tenant to remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Tenant fail to do so, Landlord may do so, collecting, at Landlord's option, the cost and expense from Tenant as additional rent.

                 (e) Machinery: Use or operate any machinery that, in Landlord's opinion, is harmful to the building or disturbing to other tenants occupying other parts of it.


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                 (f)      Weights:  Place any weights in any portion of the
Demised Premises beyond the safe carrying capacity of the structure.

         (9) Fire Insurance: Do or allow to be done, any act, matter or thing objectionable to the fire insurance companies so that the fire insurance or any other insurance now in force or thereafter to be placed on the Demised Premises, or any part of it, or on the building of which the Demised Premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this Lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzene or explosive matter of any kind in and about the Demised Premises. In case of a breach of this covenant (in addition to all other remedies given to Landlord in case of the breach of any of the conditions or covenants of this Lease) Tenant agrees to pay to Landlord as additional rent any and all increase or increases of premiums on insurance carried by Landlord on the Demised Premises, or any part of it, or on the building of which the Demised Premises may be a part, caused in any way by the occupancy of Tenant.

                 (h) Removal of Goods: Remove, attempt to remove or manifest an intention to remove Tenant's goods or property from or out of the Demised Premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all rent which may become due during the entire term of this Lease.


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                 (i)      Vacate Premises:  Vacate or desert premises during
the term of this Lease, or permit the same to be empty and unoccupied.

                 (j) Hazardous Substances: In addition to, and not in limitation of any other provisions of this Lease, Tenant agrees not to generate, store, use, treat or dispose of, nor to allow, suffer or permit the generation, storage, use, treatment or disposal of, any "hazardous waste" or "hazardous substance" (as those terms are defined in the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901, et seq., as amended ("RCRA") or the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), and any rules and regulations now or hereafter promulgated under either of such acts) or any pollutant or other contaminant on, in, from or about the Demised Premises, which hazardous material is prohibited or controlled by any federal, state or local law, ordinance, rule or regulation now or hereafter in effect. Tenant shall and hereby does indemnify and hold Landlord harmless from and against any and all loss, damages, expenses, fees, claims, costs and liabilities (including, but not limited to, attorneys' fees and costs of litigation) arising out of or in any manner related to the "release" or "threatened release" of, and for any clean-up responsibility imposed upon Landlord under any federal, state or local law, ordinance, rule or regulation now or hereafter in effect, with respect to any "hazardous waste" or "hazardous substance" (as those terms are defined in RCRA and CERCLA, and any rules and regulations now or hereafter promulgated thereunder), or any pollutant, or other contaminant on, in, from or about the


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Demised Premises or any portion or portions thereof, which release or threatened release arises out of or is in any manner related to Tenant's use or occupancy of the Demised Premises. Notwithstanding anything contained herein to the contrary, Landlord shall remain responsible for, and shall indemnify and save Tenant harmless from and against any and all liability, damages, losses, claims, suits and other costs (including reasonable attorneys' fees) arising out of, or connected with the presence on, in, or under the Building or Premises, of any asbestos, PCBs, or any other hazardous substance or hazardous waste existing prior to the commencement of this Lease, or resulting from any cause other than Tenant's occupancy in, or use of, the Demised Premises.

         12. Landlord's Rights: Tenant covenants and agrees that Landlord shall have the right to do the following things and matters in and about the Demised Premises:

                 (a) Inspection of Premises: At all reasonable times and upon reasonable notice by Landlord or its duly authorized agents to go upon and inspect the Demised Premised and every part of it, and/or at its option to make repairs, alterations and additions to the Demised Premises or the building of which the Demised Premises is a part.

                 (b)      Sale or Rent Sign-Prospective Purchasers or Tenants:
To display a "For Sale" sign at any time, and also, after notice from either party of intention to terminate this Lease, or at any time within six (6) months prior to the expiration of this Lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs;


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and all of the signs shall be placed upon such part of the premises as Landlord shall require. Prospective purchasers or tenants authorized by Landlord may inspect the premises at reasonable hours at any time.

         13.     Responsibility of Landlord:

                 (a) Fire or Casualty: in case of damage to the Premises by a risk insured against under Paragraph 17 hereof, Landlord, unless it shall otherwise elect as hereinafter provided, shall repair or cause to be repaired such damages with reasonable dispatch after receiving from the Tenant written notice of the damage. If the damages are such as to render the premises untenantable, the rent shall be abated to an extent corresponding with the period during which and the extent to which the Premises have become untenantable; provided, however, if such damages are caused by the carelessness or negligence or improper conduct of Tenant or of a Subtenant, or the agents, employees, visitors, invitees or licensees of Tenant or of a Subtenant, then notwithstanding such damages and untenantability, Tenant shall be liable for rent without abatement. In the event of damage to the Premises to the extent of more than fifty (50%) percent of the value of such premises or if the Tenant's operations cannot reasonably be conducted from the balance of the Premises, Tenant shall give Landlord written notice of the damage (but failure to give notice shall not be binding upon Landlord) after which either party may determine with reasonable dispatch, that the Lease shall be terminated, in which event all rent shall abate and the Lease terminate as of the date of the occurrences of the event causing such damage.


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                 (b)      Eminent Domain:  The Tenant may at its option
terminate this Lease if any portion of the Premises is condemned by any governmental body or by any other body or organization possessing the power of condemnation provided such condemnation substantially impairs the use or enjoyment by Tenant of the Premises. In case of the taking through eminent domain of all, or any portion, of the premises, the Landlord shall notify the Tenant in writing of such taking. Within sixty (60) days after receipt of such written notice, the Tenant shall notify the Landlord, in writing, whether such taking through eminent domain in the opinion of the Tenant substantially impairs its use or enjoyment of the Premises. If Landlord and Tenant agree that Tenant's use or enjoyment is substantially impaired, then Tenant shall give written notice to Landlord of its intent to vacate the Premises, which notice shall include the time when it desires to terminate the Lease, which time shall not be earlier than physical work (other than surveying and staking out) shall be instituted on the Premises by the condemning authority, nor later than sixty (60) days after the same time. The failure of the Tenant to give notice set forth above as required and within the time limit set forth above, shall be conclusively construed as a decision on the Tenant's part that such taking does not substantially impair its use or enjoyment of the Premises. On the other hand, the giving of such notice by the Tenant does not bind the Landlord as to the correctness of the Tenant's decision that its use or enjoyment of the Premises is substantially impaired by the taking, and Landlord may object to same and demand a decision be made by a proper authority. Tenant shall not be entitled to receive any part of any


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award or awards that may be made to or received by Landlord, relating to the fair market value of the real estate taken or severance damage to the remaining real estate of Landlord. Tenant at its expense may take independent proceedings against the public authority exercising the power of eminent domain to prove and establish any damage Tenant may have sustained relating to Tenant's business and relocation expense.

                 (c) Damage for Interruption of Use: Landlord shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this Lease by reason of the destruction of the premises.

                 (d) Representation of Condition of Premises: The Landlord has let the Demised Premises in their present condition and without any representations on the part of the Landlord, its employees, servants and/or agents. It is understood and agreed that Landlord is under no duty to make repairs or alterations at the time of letting or at any time thereafter.

                 (e) Zoning: It is understood and agreed that the Landlord does not warrant or undertake that the Tenant shall be able to obtain a permit under any zoning ordinance or regulation for such use as Tenant intends to make of the said premises, and nothing in this Lease shall obligate the Landlord to assist Tenant in obtaining this permit; the Tenant further agrees that in the event a permit cannot be obtained by Tenant under any zoning ordinance, or regulation, this Lease shall


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not terminate without Landlord's consent, and the Tenant shall use the premises only in a manner permitted under such zoning ordinance or regulation.

         14.     Indemnification of Landlord:

                 (a) The Landlord shall not be liable to the Tenant, any officer, employee, agent, invitee, licensee or visitor of the Tenant, or any other person, for damage or injury to any person or property caused by any act, omission or neglect of the Tenant, its contractor, employees or agents, invitee, licensee, or visitor, or any happening in any manner on the Premises.

                 (b) Tenant covenants and agrees that it shall, without notice or demand and at its own cost and expense, indemnify and hold harmless Landlord against and from, any and all claims, demands, loss, damages or other liability or any nature whatsoever, by or on behalf of any person arising in any manner whatsoever from, out of or in connection with (a) the use, possession and occupancy of the premises by Tenant, or any act or omission of Tenant, its agents, servants, employees, business invitees and licensees, (b) any failure by Tenant to perform any of the terms or conditions of this Lease required to be performed by Tenant, and (c) any failure by Tenant to comply with any statutes, regulations, ordinances or order of any governmental authority, and from and against all costs, attorney fees, expenses and liabilities incurred in or as a result of any such claim or action or proceeding brought against Landlord by reason of any such claim. Tenant, upon notice from Landlord, covenants to resist or defend such action or proceeding by legal counsel reasonably satisfactory to Landlord.


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     Tenant will defend, indemnify, and save Landlord harmless from and against any and all claims, actions, lawsuits, damages, liability, and expense (including, without limitation, attorneys' fees) arising from loss, damage, or injury to persons or property occurring in, on, or about the Demised Premises, arising out of the Demised Premises, or occasioned wholly or in part by any act or omission of Tenant, Tenant's agents, contractors, customers or employees.

                 (c) All property kept, stored or maintained on the Premises shall be so kept, stored or maintained at the risk of the Tenant only, and the Landlord shall not be liable for any loss or damage to the Tenant of its property.

         15.     Insurance:

                 (a) Tenant Insurance: Tenant covenants and agrees that from and after the delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, the amounts specified and in the form hereinafter provided for:

                          (i) Public Liability and Property Damage: Public liability and property damage insurance with a combined single limit of One Million Dollars ($1,000,000.00) insuring against any and all liability of the insured with respect to said Premises or arising out of the maintenance, use or occupancy thereof. All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the


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                                  indemnity provisions as to liability for
                                  injury to or death of persons and injury or, damage to property in this Section contained.

                          (ii) Tenant Improvements: Tenant shall maintain casualty insurance on all of Tenant's leasehold improvements, trade fixtures, merchandise and personal property. In addition, Tenant shall maintain fire and extended coverage insurance for Landlord's furniture provided for Tenant's use.
                                  Landlord has provided Tenant with a Schedule
                                  (Exhibit "D") listing the items to be insured which constitute Landlord's furniture hereunder.

                 (b) Policy Form: All policies of insurance provided for herein shall be issued by insurance companies with general policyholders' rating of not less than A and a financial rating of AAA as rated in the most current available "Best's Insurance Reports", and qualified to do business in the Commonwealth of Pennsylvania, and shall be issued in the names of Landlord, Tenant and such other persons or firms as Landlord specifies from time to time. Insurance provided by Tenant pursuant to Section (a) above and covering Landlord's furniture, as described in (a)(ii) shall name Landlord as insured. Executed copies of such policies of insurance or certificates hereof shall be delivered to the Landlord not later than ten (10) days before delivery of possession of the Premises to Tenant and thereafter no less than thirty (30) days prior to the expiration of the term of such policy. All public liability and property damage policies shall contain a provision that the Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of the Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by the Tenant in like manner and to like extent.
All policies of insurance delivered to the Landlord must contain a provision that the company writing said policy will give to the Landlord twenty (20) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All public liability, property damage and other casualty policies shall be written as primary policies, not contributing with and not in excess of coverage which the Landlord may carry.

                 (c) Failure of Tenant to Obtain: In the event that Tenant fails to procure and/or maintain any insurance required herein and for Landlord's furniture pursuant to (a)(ii) above, or fails to carry insurance required by law or governmental regulation, Landlord may (but without obligation to do so) at any time or from time to time, and without notice, procure such insurance in which event Tenant shall repay the Landlord all sums so paid by Landlord, together with interest thereon as provided herein, and any incidental costs or expenses incurred by Landlord in connection therewith, within ten (10) days following Landlord's written demand to Tenant for such payment.

         16. Waiver of Subrogation: Each party waives rights of subrogation against the other with respect to any insured risks to the extent such waiver does not invalidate such insurance or reduce the proceeds.

         17. Fire Insurance: Landlord shall procure and maintain in full force and effect non-assessable fire insurance policies, which insurance all include protection against those occurrences covered by standard "extended coverage" clause. Such policies shall name Landlord as the insured. In the event of loss, insurance proceeds shall be held in escrow by Landlord's mortgagee, if any, and otherwise by an escrow agent selected by Landlord pending repair of the damages by Landlord, and upon completion the proceeds shall be paid to Landlord or paid to Landlord's mortgagee if required by it. In the event Landlord or Tenant elects to terminate the Lease as herein provided, insurance proceeds shall be paid immediately to Landlord or its mortgagee if required by it.

         18. Trade Fixtures: All improvements made by Tenant to the premises which are so attached to the premises that they cannot be removed without material injury to the premises, shall become the property of Landlord upon installation. Not later than the last day of the term, Tenant shall, at Tenant's expense, remove all of Tenant's personal property and those improvements made by Tenant which have not become the property of Landlord, including trade fixtures, cabinetwork, movable paneling, partitions, and the like; repair all injury done by or in connection with the installation or removal of such property and improvements; and surrender the premises in as good condition as they were at the beginning of the term, reasonable wear, and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Tenant or Tenant's agents, employees, visitors, or licensees, excepted. All property of Tenant remaining on the premises after the last day of the term of this Lease shall be conclusively deemed abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal.

         19. Abandonment: Tenant shall not, without first obtaining the written consent of Landlord, abandon the premises, or allow the premises to become vacant or deserted.

         20. Condemnation: If the premises or the building or any material part of either shall be condemned by any governmental body or by any other body or organization possessing the power of condemnation for public use, then and in that event, upon the vesting of title to the same for such public use, this Lease shall terminate, anything herein contained to the contrary notwithstanding, except that Tenant shall have the right to prove and collect the value of the Tenant's Property installed by it, including moving expenses. In the event of the taking through eminent domain of all, or any portion, of the Premises, the Landlord shall notify the Tenant in writing of such taking. In the event of such termination of this Lease, all rent paid in advance shall be apportioned and refunded to Tenant as of the date of such termination. Notwithstanding the foregoing, if only a part of the premises shall be so taken and the part not so taken shall be sufficient for the operation of the Tenant's business, Tenant, at its election, may retain the part not so taken and there shall be a proportional reduction in the rent. All compensation awarded or paid upon such a total or partial taking of the premises shall belong to and be the property of the Landlord without any participation by the Tenant, provided however, that nothing contained herein shall be construed to preclude the Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, Tenant's Property, furniture, and other personal property belonging to the Tenant; provided, however, that no such claim shall diminish or otherwise adversely affect the Landlord's award or the award of any mortgagee. Except to the extent that any obligation of either party incurred or resulting from the Lease prior to termination hereunder remains to be fulfilled following termination hereunder, this Lease shall terminate and all rights and responsibilities of the parties shall cease.

         21. Sublease: The Tenant shall not have the right to sell, assign, transfer, mortgage, pledge, sublease or sublet the Premises without the Landlord's prior written consent. In the event that the Tenant proposes to sublease or sublet the Premises or any portion thereof, Tenant shall give to Landlord its written notice which notice shall set forth (i) the identity, business and financial condition of the proposed sub-tenant, (ii) the terms and conditions of the proposed sublease, (iii) any other relevant information requested by Landlord and (iv) an offer by Tenant and proposed sub-tenant for the release of Tenant from this Lease and the establishment of the Landlord-Tenant relationship between landlord and proposed

Sub-Tenant under the terms and conditions of the proposed sublease. Landlord shall have the right to (a) withhold consent, if reasonable, (b) to grant consent (in which case Tenant and Landlord shall divide equally any increase in rent net of leasing commission, build-out expenses and attorneys' fees), or (c) to release Tenant from this Lease and accept the offer of the proposed sub-tenant to establish the Landlord-Tenant relationship between Landlord and proposed Sub-Tenant under the terms and conditions of the proposed sublease. In the event that the proposed sublease is of a portion of the Premises, and Landlord consents to the sublease, the rent in this Lease shall be prorated between the portion proposed to be subleased and the balance of the Premises on a square foot basis.

         Tenant shall pay all of Landlord's cost and expense (including reasonable attorneys' fees) in connection with any proposed subletting or assignment.

         22. Quiet Enjoyment: Landlord and Tenant agree to permit the other quiet and peaceable enjoyment and possession of their respective portions of the premises, free from interference or interruption of the other or any person claiming under or through each of them.

         23. Surrender at Lease Termination: The Tenant shall, upon the termination of the Term of this Lease and subject to the provisions for renewal of the lease terms set forth in Paragraph 45, surrender to the Landlord the Premises and all building apparatus, machinery, equipment and fixtures situated thereon, except items which may be removed hereunder. All alterations, improvements, and other additions which may be made or installed by either party to, in, upon, or about the Premises shall either be removed by Tenant or become the property of the Landlord as the Landlord may elect and if Landlord elects to keep the same they shall be surrendered to the Landlord by the Tenant without any damage, injury or disturbance thereto, or payment therefor, and otherwise Tenant shall repair any damage caused by removal.

         24. Default: The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

                 (a) The vacation or abandonment of the premises by Tenant not caused by condemnation, fire or other casualty;

                 (b) A failure by Tenant to pay, when due, any installment of rent hereunder or any such other sum herein required to be paid by Tenant where such failure continues for ten (10) days after written notice thereof from Landlord is received by Tenant; provided that Landlord shall not be required to give such notice more than twice in any twelve-month period;

                 (c) A failure by Tenant to observe and perform any other terms or conditions of this Lease to be observed or performed by Tenant, where such failure continued for thirty (30) days after written notice thereof from Landlord to Tenant, provided however, that if the nature of the default is such that the same cannot reasonably be cured within such period, Tenant shall not be deemed to be in default if within such period Tenant shall commence such cure and thereafter diligently prosecute the same to completion;

                 (d) The making by Tenant of any assignment for the benefit of creditors; the adjudication that Tenant is bankrupt, insolvent, or unable to pay its debts; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located in the premises or of Tenant's interest in this Lease (unless possession is restored to Tenant within thirty
(30) days after such appointment); or the attachment, execution or levy against, or other judicial seizure of, substantially all of Tenant's assets located in the premises or of Tenant's interest in this Lease (unless the same is discharged within thirty (30) days after issuance thereof).

         25. Remedies: Upon the occurrence of any event of default, as defined above, Landlord shall be entitled, at its sole discretion, to pursue all available remedies at law or equity, including but not limited to the following:

                 (a) Landlord may perform for the account of Tenant any such default of Tenant upon ten (10) days written notice and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith;

                 (b) Landlord may accelerate all rent and additional rent due for the balance of the lease term and declare the same to be immediately due and payable;

                 (c) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than ten (10) days after the date of Tenant's receipt of such notice without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by the performance of any term or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the term hereof, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein granted for expiration of the term of this Lease. Thereupon, Tenant shall immediately quit and surrender to Landlord the premises, and Landlord may enter into and repossess the premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property thereon. No such expiration or termination of this Lease shall relieve Tenant of its liability and obligations under this Lease, whether or not the premises shall be relet;

                 (d) Landlord may, at any time after the occurrence of any event of default, re-enter and repossess the premises and any part thereof and attempt in its own name, as agent for Tenant if this Lease not be terminated or in its own behalf if' this Lease be terminated, to relet all or any part of the premises for and upon such terms and to such persons and for such period or periods as Landlord, in its sole discretion, shall determine, including the term beyond the termination of this

Lease; and Landlord shall not be required to accept any tenant offered by Tenant or observe any instruction given by Tenant about such reletting. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the premises to the extent deemed by Landlord desirable or convenient; and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and be payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and attorneys' fees expended by Landlord; and any sums collected by Landlord from any new tenant obtained on account of the Tenant shall be credited against the balance of the rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant;

                 (e) Landlord shall have the right of injunction, in the event of a breach or threatened breach by Tenant of any of the terms and conditions hereof, to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies; and no one of them, whether or not exercised by Landlord, shall be deemed to be an exclusion of any of the others.

                 (f) In addition to the other rights and remedies provided herein, in the event of any default of Tenant, any Prothonotary or attorney of any court of record may appear for Tenant in amicable actions for rent in arrears or treated as if in arrears and charges, whether or not payable as rent, and sign for Tenant an agreement for entering in any competent court an amicable action or actions in assumpsit for the recovery of arrears of rent and rent treated as if in arrears, and the said charges, and in any suits or in said amicable actions to confess judgment against Tenant for all arrears of rent and rent treated as if in arrears and the said charges, and for interest and costs, together with reasonable attorney's fees. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed from time to time as often as any rent in arrears or rent treated as if in arrears or charges fall due and are not paid. Such powers may be exercised during, as well as after, the expiration or termination of the original term and during, and at any time, after an extension or renewal of the term. When this Lease shall be terminated by covenant or condition broken, either during the original term or any renewal or extension thereof, and also when and after the term hereby created or, any renewal or extension thereof shall have expired, it shall be lawful for any attorney of any court of record as attorney for Tenant to file an agreement for entering in any competent court an amicable action for judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the premises, for which this lease shall be its sufficient warrant, whereupon if Landlord so desires, a writ of possession may issue forthwith, without any prior writ or proceedings whatsoever, it shall be cancelled or suspended and possession of the premises remains in or is restored by Tenant, Landlord shall have the right upon any subsequent default or upon the expiration or termination of this

Lease, or any renewal or extension hereof, to bring one or more amicable actions in ejectment as hereinbefore set forth to recover possession of the premises. In any amicable action in ejectment, or in assumpsit for rent or charges, Landlord shall cause to be filed in such action an affidavit setting forth the facts necessary to authorize the entry of judgment and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient proof) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any law, rule of court, custom or practice to the contrary notwithstanding. Tenant expressly releases to Landlord, and to any and all attorneys who may appear for Tenant, all errors in the said proceedings, and all liability therefor. Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any goods within the premises or elsewhere from distraint, levy or sale;

                 (g) Any other right or remedy available to Landlord at law or equity.

         26. Ejectment: When this Lease shall be terminated by condition broken, either during the original term of this Lease or any renewal or extension, and also when and as soon as the term hereby created or any extension shall have expired, it shall be lawful for any attorney as attorney for Tenant to file an agreement for entering in a competent court an amicable action and judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Demised Premises, for which this Lease shall be its sufficient warrant, whereupon, if Landlord so desires, a writ of possession may issue, without any prior proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Tenant. Landlord shall have the right upon any subsequent default or defaults, or upon the termination of this Lease, to bring one or more amicable action or actions to recover possession of the said premises.

         27. Affidavit of Default: In any amicable action of ejectment and/or for rent in arrears, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy of such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary.

         28. Waivers by Tenant of Errors, Right of Appeal, Stay Exemption, Inquisition: If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this Lease, or for nonpayment of rent or any other reason, Tenant specifically waives the right to the three months' notice, and/or the fifteen or thirty days' notice required by the Pennsylvania Landlord and Tenant Act of 1951, as amended, and agrees that five days' notice shall be sufficient in either or any such case.

         29. Right of Landlord to Cure Tenant's Default. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and charge the amount of the expense thereof, if made or done by Landlord, with interest thereon at the rate per annum which is three percent (3%) greater than the prime rate then in effect at Corestates Bank, in Lancaster, Pennsylvania, from the date paid by Landlord to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such payment and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent, but the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

         30. Late Payments: If Tenant fails to pay any installment of rent (in accordance with Paragraph 3) by the twenty-fifth (25th) day of the calendar month, or ten (10) days after such installment has become due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such installment if paid before the first of the next month; thereafter, such unpaid installment shall bear interest at the rate per annum which is three percent (3%) greater than the prime rate then in effect at Corestates Bank, in Lancaster, Pennsylvania, from the date such installment becomes due and payable to the date of payment thereof by

Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent.

         31. Remedies Cumulative: All of the remedies herein given to Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No termination of this Lease or taking or recovering of the premises shall deprive Landlord of any of its remedies or actions against the Tenant for rent due at the time or which, under its terms, would in the future become due as if there had been no termination, or for sums due at the time or which, under its terms, would in the future become due as if there had been no termination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein for the recovery of rent be construed as waiver of the right to obtain possession of the premises.

         32.     Non-Disturbance:

                 (a) Offset Statement: Within ten days after request therefore by Landlord, or in the event that upon any sale, assignment or hypothecation of the Property and/or the Land thereunder by Landlord, an offset statement shall be required from Tenant; Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

                 (b) Attornment: Tenant shall, at the request of any first mortgagee or purchaser of the Premises attorn to such mortgagee or purchaser.

                 (c) Subordination: Tenant's rights hereunder are subordinate to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or buildings hereafter placed upon the land of which the premises are a part, and to all advances made or hereunder to be made upon the security thereof. Regardless of the self-operating provision of this Paragraph, if a prospective mortgagee requests the Tenant to sign a subordination agreement, the Tenant shall do so promptly.

                 (d) Limited Attorney-in-Fact: In the event Tenant fails to execute such instruments or certificates to carry out the intent of this Paragraph within fifteen (15) days of Landlord's written request to execute such instruments or certificates, then Tenant hereby irrevocably appoints Landlord as Attorney-in-Fact for Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates.

                 (e) No Mortgage: Landlord represents to Tenant that as of the date of this Lease, there is no mortgage related to premises. Although no mortgage is planned, Landlord reserves its rights to enter a mortgage relationship subject to the terms herein.

         33. Security Deposit: Landlord acknowledges that Tenant has deposited with Landlord on the signing of this Lease the sum of $43,000.00, as security for the performance of Tenant's obligations under this Lease, including without limitation the surrender of possession of the premises to Landlord as herein provided. If Landlord applies any part of the deposit to cure any default of Tenant, Tenant shall on demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease with the balance to be returned to Landlord within thirty (30) days of complete vacancy.

         34.     Attorneys' Fees:

                 (a) Waiver of Trial by Jury: It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Premises and/or any claim of injury or damage and any emergency or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

                 (b) In case suit should be brought for recovery of the premises, or for any sum due hereunder, or because of any act which may arise out of the possession of the premises, by either party, the prevailing party shall be entitled to all costs incurred in connection with such action, including reasonable attorneys' fees.

         35. Landlord Right of Entry: Landlord shall have the right, during the last six (6) months of the Lease Term, to display a sign indicating that the Premises are "Available." During said period, interested persons shall be admitted at reasonable hours of the day to view the Premises. Landlord shall provide reasonable advance notice except in case of emergency and be accompanied by tenant's authorized agent.

         36. Change in Ownership: Tenant agrees that in the event that the Premises is sold, or in the event of any change of legal title or equitable ownership, that all obligations herein undertaken by Landlord, including but not limited to the obligation for the return of any security deposit paid hereunder, shall be transferred to such purchaser or assignee, and in such event all of Landlord's obligations shall terminate and Landlord shall be released and relieved from all liability and responsibility to Tenant hereunder arising subsequent to the transfer of title and Tenant shall look solely to such purchaser or assignee for the performance of said obligations or for the enforcement thereof. Each purchaser or assignee shall in turn have like privileges of sale, assignment and release.

         37. Successors and Assigns: This Lease shall inure to the benefit of and shall bind the heirs, successors and assigns of the parties to the extent that the parties' rights hereunder may succeed and be assigned according to the terms hereof.

         38. Descriptive Headings: The descriptive headings of the several paragraphs hereof are inserted for convenience only and shall not control or affect the meaning or construction of any of its provisions.

         39. Tenant's Estoppel: Tenant shall, from time to time, on not less than ten (10) days' prior written request by Landlord, execute, acknowledge, and deliver to Landlord a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modification; the dates to which the rents and other charges have been paid; and whether or not to the best of Tenant's knowledge Landlord is in default hereunder and, if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this section may be relied upon by a prospective purchaser of Landlord's interest or mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the building.

         40. Notice: All notices required to be given by Landlord to Tenant and by Tenant to Landlord must be given by certified mail, addressed as follows:

         TO LANDLORD:

                 Pennsylvania Dental Service Corporation
                 d/b/a Delta Dental of Pennsylvania
                 One Delta Drive
                 Mechanicsburg, PA 17055

         TO TENANT:

                 MindSpring Enterprises, Inc.
                 1430 West Peachtree Street
                 Suite 400
                 Atlanta, GA 30309

         As against Landlord the only admissible evidence that notice has been given by Tenant shall be a certified return receipt signed by Landlord or its agent.

         41. Complete Agreement: It is expressly understood and agreed by and between the parties that this Lease and any riders attached to it and forming a part of it set forth all the promises, agreements, conditions and understandings between Landlord and Tenant relative to the Demised Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than as are set forth herein. It is further understood and agreed that, except as otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

         42.  Miscellaneous:

         (a) This Agreement shall be construed under and in accordance with the laws of the Commonwealth of Pennsylvania, and all obligations of the parties created hereunder are performable in Cumberland County, Pennsylvania.

         (b) In case any one or more of the provisions contained in this Lease shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision thereof and this Lease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         (c) Any headings preceding the text of the paragraphs and subparagraphs of this Agreement are inserted solely for convenience or reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction, or effect.

         43. Tenant Right of First Refusal: If Landlord, during the Lease Term, or any extension or renewal thereof, receives a bona fide offer to purchase the Demised Premises from any party other than Tenant, Landlord shall give notice in writing to Tenant and Tenant shall have the right and privilege, at any time within thirty (30) days from receipt of such written notice, of submitting a written purchase offer for the Demised Premises on the same terms and conditions of such purchase offer, provided that closing shall be held within a reasonable time, not to exceed sixty (60) days. If Tenant fails to meet such bona fide offer within thirty (30) days after notice thereof from Landlord, Landlord may sell the premises or a portion thereof to such third person in accordance with the terms and conditions of the purchase offer.

         Should Tenant fail or refuse to exercise the right of first refusal above granted within thirty (30) days and for any reason whatsoever the sale to such other party not be consummated, the right of first refusal of the Tenant as herein agreed upon, shall continue in the same manner until November 15, 1999.

         Should the premises be sold to any party other than Tenant (upon Tenant's failure or refusal to exercise the privilege above granted), the sale shall in no way affect this lease and shall be made subject to the terms hereof.

         44. Leasehold Furnishings: Landlord agrees that Tenant shall have the right to use any personal property or furnishings of Landlord located on the Leased Premises, including office furnishings, equipment and moveable office partitions. A schedule of the Landlord-provided leasehold furnishings is attached hereto as Exhibit "D". Tenant shall be entitled to change the configuration of the office partitions, subject, however, to the prior approval of Landlord which shall not be unreasonably withheld, conditioned or delayed. Tenant agrees to reimburse Landlord for any damage or destruction of Landlord's personal property, except for customary wear and tear. Tenant further agrees that it shall not pledge, assign or encumber any personal property belonging to Landlord during Tenant's occupancy of the Leased Premises.

         45. Renewal of Terms: Unless either party shall give to the other written notice for removal at least ninety (90) days prior to the expiration of the Lease Term, the Lease shall continue, upon the terms and conditions then in force, including the rent payable, on a month-to-month basis until terminated by either party giving to the other at least ninety (90) days' written notice of removal prior to the expiration of the then current term or renewed by mutual agreement of the parties on such terms and conditions as they shall determine.

         46. Holding Over: Subject to the provisions of Paragraph 45 above, in the event that Tenant shall not immediately surrender the Premises on the date of expiration of the term hereof, Tenant shall, by virtue of the provisions hereof, become a tenant by the month at the monthly rent in effect on the date of expiration, which said monthly tenancy shall commence with the first day next after the expiration of the term of this Lease. Tenant, as a monthly tenant, shall be subject to all of the terms, conditions, covenants and agreements of this Lease.

Tenant shall give to Landlord at least ninety (90) days written notice of any intention to quit the Premises, and Tenant shall be entitled to ninety (90) days written notice to quit the Premises, unless Tenant is in default hereunder, in which event Tenant shall not be entitled to any notice to quit, the usual ninety (90) days notice to quit being hereby expressly waived. In the event that Tenant shall hold over after the expiration of the term of this Lease, and if Landlord shall desire to regain possession of the Premises promptly at the expiration of the term of this Lease, then at any time prior to landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force in the State of Pennsylvania.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned Landlord and Tenant execute this Agreement on the day, month and year first above written.

ATTEST:                                 LANDLORD:
                                        Pennsylvania Dental Service Corporation,
                                        D/B/A Delta Dental of Pennsylvania


[signature illegible]                   By       [signature illegible]
--------------------------------          --------------------------------------


ATTEST:                                 TENANT:
                                        MindSpring Enterprises, Inc.


[signature illegible]                   By       /s/Michael Misikoff, CFO
--------------------------------          --------------------------------------

                                   EXHIBIT A

Contiguous land for parking expansion, subject to approval of Fairview
Township.

                                     [MAP]

                                   EXHIBIT B

                             RULES AND REGULATIONS

1. No awnings or other projections shall be attached to the outside walls or windows of the building. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the space demised to any Tenant other than those specified or supplied by Landlord. In the event such shades or screens are specified or supplied by Landlord, removal of same at any time will be prohibited.

2. Tenant shall not mark, paper, paint, bore into, make any alterations or additions to, or in any way deface any part, including equipment and fixtures, of the leased space or the building of which it forms a part, without the prior written consent of Landlord. Tenant specifically agrees not to use tape or add picture hangers or nails on the interior walls to hang items on the walls. Landlord does not object to the Tenants using existing hardware for that purpose.

3. Neither the whole nor any part of the space demised to Tenant shall be used for manufacturing, without prior written approval from the landlord, or for the sale at auction of merchandise, goods, or property.

4. No animals of any kind shall be brought into or kept about the building by Tenant.

5. Tenant shall not permit others to tie in to the water supply on the Premises without prior written consent of the Landlord.

6. Tenant shall not remove, alter or replace the building standard ceiling light diffusers in any portion of the leased space without the prior written consent of Landlord.

7. Tenant shall immediately notify the Landlord of any serious breakage, or fire or disorder, which comes to its attention in the Premises.

8. Tenant shall apply, at Tenants cost, such reasonable pest extermination measures as Tenant deems reasonably necessary.

9. Tenant shall not burn any trash or garbage of any kind in or about the demised premises.

10. Tenant will encourage its employees to respect the property and privacy of neighbors.

                                   EXHIBIT D

                                  DELTA DENTAL

                      OLD DEPOT ROAD, NEW CUMBERLAND, PA.

                       INVENTORY OF KNOLL EQUITY PRODUCT

Product         Quantity

Panels
------
PA240              12
PA340              13
PA440              11
PA540               5
PA248              10
PA348              36
PA448               2
PA548              17
PA160               1
PA260              93
PA3060              2
PA360              72
PA460              37
PA560               7
CURVE 40"           5
Glaze-3'            2
Glaze-2'            1
Curve Glaze         6
EP60                8
PA3040             12
GLAZE 5'            1
1/2 GLAZE -4'       1
OPC2428             2
OPC3628             2
OPC2440             6
OPC3640             9
OPC4840             2
OPC6040             1
OPC2448            42
OPC3648            48
OPC4848            14

                                  Page 1 of 5

OPC6048                   32
OPC1260                    1
OPC2460                  115
OPC3060                   22
OPC4860                   69
OPC6060                    8
OPC2460                   26
OPC3660                   29
OPC4860                   22
OPC6060                    8
DOOR                     . 1
CURVE                      2
CURVE-GLAZED               4
EP60                      34
EP48                       2

Panel Connectors
----------------
PC40                      48
PC48                      63
PC60                     232
PC40/60                    6
PC48/60                    2
PC40/48/60                 1
PC40/48                    2
OPC28R                     4
OPC40                      9
OPC48                    182
OPC60                    326
OPC80                      6
OPC28/60                   1
OPC40/60                  13
OPC48/60                   4
OPC60/80                   2

Connector Caps
--------------
OCSR                     220
OCLR                     131
OCTR                      62

                                  Page 2 of 5

OCX             17
PCPF             7
PCPFR          128
PCMF            15
OCA             22

Drawers
-------
DC22           148
DD22           178

Shelves
-------
CS36            37
CS48            12
CS60             4

Cabinets
--------
CFMA36          61
CFMA48          59
CFMA60           7
CFMA72           3
CFMD36           3
CFMD48           2

Electric
--------
NBI             10
NBIP             7
NTB            111
NCC24            4
NCC36           14
NCC48           13
NCC60           14
NCC72           31
NCC84          1 S
NCC96            8
NCC120          13
NCR30            2

                                  Page 3 of 5

NCR36             1
OBI              14
O1M48H6           1
OlM60H6           3
OTB             120
OCC24             4
OCC36             3
OCC48             9
OCC60            11
OCC72            28
OCC84            25
OCC96             3
OCC108            3
OCF12             1
OCCC              2
OR1              91
OR2              32
OR3              21
OCR48             3
OCR60             1
OCC39             3
OCC42             1
OCC57             2
OCR30             7

Worksurfaces
------------
W224A             5
W320A            23
W324A            26
W420A            22
W424A            70
W524A            44
W530A            47
W624A            63
W724A            42
W824A             2
W36C24            9
W524CL            1
W524CR            1

                                  Page 4 of 5

W624CL         2
W624CR         3
W724CR         1
W824CR         1
W924CL         1
W330A          1
NWR530         1
WM4CC          2
WM5CC          S
WM6CC          1
SQCC           1
CURCC          3
W224C          1

                                  Page 5 of 5

                                   EXHIBIT C

MINIMUM LAWN CARE AND SNOW REMOVAL REQUIREMENTS


    LAWN CARE:

       Established turf area on all properties are to be uniformly green during the growing season and maintained, after cutting at a height of 2-3". Prior to cutting, the grass is to reach a height of no more than 5-6". Grass clippings are to be removed frequently enough to maintain a thatch of no more than one inch.

       All trees and shrubs are to be neatly trimmed and shaped yearly to present a well groomed appearance. Mulch beds are to be neatly edged, top dressed annually with 2" of fresh mulch, and weed free.

    SNOW REMOVAL:

       All driveways and parking lots will be plowed if snow accumulates more than two (2) inches. An anti-skid material such as cinders or rice stone should be applied to icy areas and inclines to reduce the risk of accidents The use of salt (NaCL) is strictly prohibited on concrete sidewalks, and Tenant shall be responsible for any damage from use of same. Potassium Cloride is suggested as an ice melting agent. Tenant shall be responsible for sidewalks. Landlord shall be responsible for parking lots and driveways.

                                  EXHIBIT "E"

                                  IMPROVEMENTS

      1) Selective indoor painting
      2) Replace stair nosing
      3) Install exterior light near west exit
      4) Clean exterior window areas and wash exterior windows
      5) Paint exterior trim and select areas where needed
      6) Replace second floor carpeting